Cash Dividend	12 Months Ended
Dec. 31, 2025
Cash Dividend
Cash Dividend

18. Cash Dividend

In May 2023, the Company’s board of directors approved a special cash dividend of US$0.85 per ordinary share and ADS to holders of its ordinary shares and ADSs as of the close of business on June 26, 2023. The aggregate amount of the special cash dividend was US$200.1 million and paid in July, 2023.

In March 2024, the Company’s board of directors approved a special cash dividend of US$0.82 per ordinary share and ADS to holders of its ordinary shares and ADSs as of the close of business on April 12, 2024. The aggregate amount of the special cash dividend was US$199.4 million and paid in May 2024. The net special cash dividend paid was US$194.4 million, after the ADS Borrower remitted to the Company the dividends paid to the holders of the Borrowed ADSs.

In March 2025, the Company’s board of directors approved a cash dividend policy (the “Dividend Policy”), under which the Company may choose to declare and distribute a cash dividend each year in accordance with the memorandum and articles of association of the Company and applicable laws and regulations. Under the policy, the Board determines whether to make dividend distributions and the amount of such distributions in any particular year, depending on the Company’s results of operations and earnings, cash flow, financial condition, capital requirements and other relevant considerations that the Board deems relevant.

For the fiscal year of 2024, the Board declared a cash dividend of US$0.82 per ordinary share, or US$0.82 per ADS to holders of its ordinary shares and ADSs as of the close of business on April 9, 2025. The aggregate amount of the cash dividend was US$200.6 million and paid in May 2025. The net cash dividend paid was US$195.6 million, after the ADS Borrower remitted to the Company the dividends paid to the holders of the Borrowed ADSs.